Employment Agreements	12 Months Ended
Dec. 31, 2014
Employment Agreement [Abstract]
EMPLOYMENT AGREEMENTS

11. EMPLOYMENT AGREEMENTS:

On January 31, 2007, the Company entered into an employment agreement to retain the services of Brad Bernstein who currently serves as Chief Executive Officer and President. For fiscal 2013 and fiscal 2014, Mr. Bernstein received an annual salary of $240,000.Mr. Bernstein’s employment agreement currently expires on January 31, 2016 and will automatically renew for an additional one year unless either party notifies the other, in writing, at least 60 days prior to the expiration date of the term of such party’s intention not to renew the agreement. In the event Mr. Bernstein's services are terminated due to death or disability, Mr. Bernstein would receive six months’ severance pay. In the event Mr. Bernstein is terminated without cause, Mr. Bernstein would receive 12 months’ severance pay.

Morry F. Rubin, Chairman of the Board and former Chief Executive Officer had also entered into an employment agreement on January 31, 2007. Pursuant to the employment agreement, Mr. Rubin received compensation of $85,307 and $98,538 for 2013 and 2014, respectively. On December 29, 2014, Mr. Rubin resigned as Chief Executive Officer of our Company and agreed to terminate his employment agreement. Mr. Rubin is continuing to serve as Chairman of the Board of the Company and we have agreed to compensate Mr. Rubin by paying 50% of the health insurance premiums for him and his family under our health insurance plan.